Exhibit 23.1
Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)Registration Statement (Form S-8 No. 333-285567) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(2)Registration Statement (Form S-8 No. 333-277591) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(3)Registration Statement (Form S-8 No. 333-270276) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(4)Registration Statement (Form S-8 No. 333-263351) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(5)Registration Statement (Form S-8 No. 333-255939) pertaining to the Auth0, Inc. 2014 Equity Incentive Plan and the Auth0, Inc. Phantom Unit Plan of Okta, Inc.,
(6)Registration Statement (Form S-8 No. 333-253888) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(7)Registration Statement (Form S-8 No. 333-236931) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(8)Registration Statement (Form S-8 No. 333-230288) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc.,
(9)Registration Statement (Form S-8 No. 333-223598) pertaining to the 2017 Equity Incentive Plan and the 2017 Employee Stock Purchase Plan of Okta, Inc., and
(10)Registration Statement (Form S-8 No. 333-217188) pertaining to the Amended and Restated 2009 Stock Plan, the 2017 Equity Incentive Plan, and the 2017 Employee Stock Purchase Plan of Okta, Inc.;

of our reports dated March 5, 2026, with respect to the consolidated financial statements of Okta, Inc. and the effectiveness of internal control over financial reporting of Okta, Inc. included in this Annual Report (Form 10-K) of Okta, Inc. for the year ended January 31, 2026.

/s/ Ernst & Young LLP
San Jose, California
March 5, 2026